Investor Presentation Chaparral / Edge Merger July 2008 Exhibit 99.1

Forward-Looking Statement
Statements about the merger and all other statements in this presentation (and oral statements made regarding the subjects of this presentation) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Chaparral’s and
Edge’s control, which could cause actual results to differ materially from such statements.
Forward-looking information includes, but is not limited to, statements regarding the merger
(including the benefits, results, effects and timing thereof), the combined company and attributes thereof, whether and when the transactions contemplated by the merger agreement will be consummated, the location of headquarters and other offices, whether and when the proxy statement/prospectus will be filed, the officers of Chaparral, the members and size of Chaparral’s
Board of Directors. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are the failure to receive the approval of Edge’s stockholders, the availability and terms of financing (including amounts required to refinance
Chaparral’s and Edge’s existing credit facilities), the failure to satisfy conditions under commitment letters, the Series B preferred stock purchase agreement or the other conditions to the closing of the merger, costs and difficulties related to integration of businesses and operations, delays, costs and difficulties relating to the transactions, market conditions and other factors described in risk factors and elsewhere in Chaparral’s Annual Report on Form 10-K for the twelve months ended December 31, 2007, Edge’s Annual Report on Form 10-K for the twelve months ended December 31, 2007, as amended by its report on Form 10-K/A for that period, and those set forth from time to time in Chaparral’s and Edge’s filings with the SEC.  Except as required by law, Chaparral and Edge expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information
In connection with the proposed merger, Chaparral and Edge intend to file materials relating to the transaction with the
SEC, including a registration statement of Chaparral, which will include a prospectus of Chaparral and a proxy statement of Edge. INVESTORS AND SECURITY HOLDERS OF EDGE ARE URGED TO CAREFULLY READ THE
REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER MATERIALS
REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT CHAPARRAL, EDGE AND THE PROPOSED TRANSACTION. Investors and
security holders may obtain a free copy of the registration statement and the proxy statement/prospectus when they are available and other documents containing information about Chaparral and Edge, without charge, at the SEC’s web site at www.sec.gov. Copies of Chaparral’s SEC filings may also be obtained for free by directing a request to
Investor Relations, Chaparral Energy, Inc., (405) 478-8770. Copies of Edge’s SEC filings may also be obtained for free by directing a request to Investor Relations, Edge Petroleum Corporation, (713) 654-8960.
Participants in Solicitation
Chaparral and Edge and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Edge stockholders in respect of the merger.
Information about these persons can be found in Chaparral’s Form 10-K as filed with the SEC on March 31, 2008 and
Form 8-K filed July 15, 2008 and Edge’s Form 10-K/A as filed with the SEC on April 29, 2008 and Form 8-K filed July
15, 2008. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger will be included in the registration statement and the proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

4 Agenda Transaction Summary Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Strategic
Fit
Strategic
Fit
•
Chaparral (“CPR”) executed a merger agreement on July 14 with Edge Petroleum
(“EPEX”)
•
Edge’s exploratory asset base is highly complementary to CPR’s large low-risk drilling and EOR portfolio
•
Increase in critical mass with combined proved reserves of 1,150 Bcfe with pro forma average daily production of 172 mmcfe/d at 12/31/2007
•
The merger will increase CPR’s near-term EBITDA generation potential, production and cash flow
•
Increased combined production recalibrates Reserve-to-Production ratio (R/P) to approximately 18 years, more in line with peer group
•
Potential for significant multiple expansion
Financing
Financing
Merger Transaction
Structure
Structure
•
Tax efficient merger transforms Chaparral into a public entity
•
Edge shareholders to own 14% of new-co
•
New-co to be listed on NYSE: CPR
•
Private placement of new preferred stock for $150 million, concurrent with merger
•
New committed credit facility to be supported by additional hedges

6 Agenda Transaction Summary Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Operational summary December
2007
Total proved reserves
987 Bcfe
  % Proved developed
65%
  % Crude oil
60%
SEC pretax PV-10¹
$2,672mm
R/P ratio
24.3 years
Avg. daily production
111 Mmcfe
Financial summary ($mm, except
ratios)
Year Ended
12/31/07
Avg. wellhead price ($/mcfe)
$  9.01
Oil and gas sales (prehedge)
$366.0
Adjusted EBITDA
$197.3
Revolving credit facility
$447.0
Senior notes, issued December 2005 325.0
Senior notes, issued January 2007 322.5
Other long term debt
19.7
Total debt
$1,114.2
Total debt / Adj. EBITDA
5.6x
Total debt / Boe
$6.77
Total debt / PD boe $10.46
Chaparral Highlights
Independent E&P company, engaged in
the production, acquisition and
development of oil & gas properties
Core areas are the Mid-Continent and
Permian Basin regions
Second largest oil producer in Oklahoma
Operating Highlights:
Sept 2005 - $158 mm CEI Bristol
acquisition (115 Bcfe proved reserves)
Oct 2006 - $500 mm Calumet Oil
acquisition (346 Bcfe proved reserves)
Financial Highlights:
Nov 2005 - $325 mm bond placement
Sept 2006 - $277 mm private equity
sale to Chesapeake Energy ($102 mm
of primary)
Jan 2007 - $325 mm bond placement
Company overview
1 Pricing for Dec. 2007 was $96.01/bbl and $6.795/mcf.

Wilcox Trend
Miocene Trend
Frio Trend
Salt Dome Basin

Operational Overview
Core area
Growth area
Acreage
Field offices
Headquarters
Gulf Coast
Reserves:  51.5 Bcfe, 5% of total
Production: 10.4 mmcfe/d, 9% of total
Ouachita
Uplift
Midland
Basin
Delaware
Basin
Val Verde
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Basin
Arkoma
Basin
Fort
Worth
Basin
Sabine
Uplift
North Texas
Reserves:  18.6 Bcfe, 2% of total
Production: 3.8 mmcfe/d, 3% of total
Rocky Mountains
Reserves:  22.4 Bcfe, 2% of total
Production: 2.6 mmcfe/d, 2% of total
Ark-La-Tex
Reserves:  28.7 Bcfe, 3% of total
Production: 5.2 mmcfe/d, 5% of total
Oklahoma City
Company Total
2007 year-end proved reserves – 987 Bcfe
2007 average daily production – 111 mmcfe
Mid-Continent
Reserves: 757.4 Bcfe, 77% of total
Production: 72.1 mmcfe/d, 65% of total
Permian Basin
Reserves:  108.3 Bcfe, 11% of total
Production: 17.2 mmcfe/d, 16% of total

Key Investment Considerations
Long-lived reserves with stable and predictable production profiles
Reserves are 60% oil and 72% operated with 88% located in the Mid-Continent and Permian Basin
Strong track record of replacing reserves at low cost through acquisitions of mature properties and creating significant value through enhancement
Low risk drilling inventory with 1,475 proved locations and 4,780 other drilling locations
Substantial upside potential with polymer and CO2 enhanced oil recovery projects
Generated profits in 18 of 20 years of existence
Experienced management and operational team averaging over 25 years of experience each

304
435
618
906
987
0
100
200
300
400
500
600
700
800
900
1,000
1,100
2003 2004 2005 2006 2007
Strong Record Of Reserve And Production Growth
Year-end reserves (Bcfe)
41
32
25
19
15
0
5
10
15
20
25
30
35
40
45
2003 2004 2005 2006 2007
Annual production (Bcfe)
2003-2007 CAGR = 34%
2003-2007 CAGR = 28%

610%
468%
794%
822%
991%
301%
0%
200%
400%
600%
800%
1000%
1200%
2002 2003 2004 2005 2006 2007
Impressive Reserve Replacement At Attractive Costs
Reserve replacement ratio (%)
Reserve replacement average of 664% per year
3-year fully developed FD&A cost of $3.00/Mcfe
$1.82
$2.37
$3.00
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2005 2006 2007
3-year fully developed FD&A cost ($/Mcfe)

Proved Reserve Summary
Proved Reserves as of 12/31/2007
Category
Crude Oil
(MMbbls)
Natural
Gas
(Bcf)
Total
(Bcfe)
PV-10
($mm)
Capex
($mm)
Dev Costs
($/mcfe)
PDP 48.5 220.1 511.1 $1,481.9 $17.5
PDNP 13.1 49.4 128.0 $350.8 44.1 0.34
PUD 37.5 122.7 347.7 $839.2 822.3 2.36
Total Proved 99.1 392.2 986.8 2,671.9 883.9

13 Agenda Transaction Summary Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Chaparral’s Operating Strategy
Acquire mature properties and enhance production through recompletions and workovers
Increase reserves and production through drilling of low-risk inventory
Expand drilling focus in Gulf Coast to increase near-term earnings and balance long-lived reserves
Expand CO
2
pipeline infrastructure and develop 54 fields for CO
2
tertiary
recovery
Hedge production to support borrowing base
Growth Strategy
50% Growth through Drilling
50% Growth through Acquisitions, Enhancements and EOR
Short-Term Growth: Drilling, Acquisitions and Enhancements
Long-Term Growth: EOR Programs

Chaparral Oil & Gas Capex
CPR O&G capital expenditures ($mm)
Continued Focus On Drilling
2008 drilling budget by area
(1) 2007 amount represents amounts released from escrow related to Calumet acquisition.
Note:  Excludes service company acquisition ($25 million) and potential ethanol plant investment ($30 million), and $30 million of expenditures for general corporate uses (equipment, buildings, etc.)
Permian Basin
23%
North Texas
9%
Other
3%
Mid-Continent
48%
Gulf Coast
17%
Component 2006 2007
2008 Expanded
Budget
Drilling $134 $121 $178
Enhancements 31 44 32
Minor Acquisitions 24 34 37
EOR Projects 13 15 22
Subtotal $202 $214 $269
Significant Acquisitions
(1)
$465 $16 $0
Total $667 $230 $269

MMCFE per Day
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08

16 Net Daily Production Net Daily Production 0 20 40 60 80 100 120 Average net daily production by quarter

Strategy – Acquire, Enhance, Drill
76% of reserves added 2004 -
2007 were through acquisitions
Continue to pursue acquisitions
in the $1 million to $20 million
range
Minor acquisitions represent
14% of planned 2008 oil and
gas capex
Selectively pursue larger
strategic acquisitions
Typical Enhancements
Disciplined Acquisitions
Enhancements
Install coiled tubing
Repair casing leaks
Install pumping units
Install plunger lift
Recompletions
Install compression
818 proved developed
projects
$43.8 million cost
$804.8 mm incremental
cash flow
19.4x ROI
>100% IRR
Low-Risk Dev Drilling
Low-risk infill or step-out wells
(99% success rate in 2007)
Inventory of 1,475 gross well
locations in proved reserves with
a net cost of $506 million
Inventory of 4,780 additional
gross well locations with a net
cost of $4.1 billion
20-year inventory of drilling
locations at 2008 planned drilling
rate of 171 operated wells and
143 wells operated by others

10 Mil
1 Mil
100,000
10,000
1,000
100
1950
1954
1958
1962
1966
1970
1974
1978
1982
1986
1990
1994
1998
2002
2006
2010
2014
2018
Time

Southwest Antioch Gibson Sand Unit
Garvin County, OK
Chaparral assumes operations
Gas Mcf/mo
Oil Bbl/mo
Area affected by gas
injection
Chaparral’s third largest
field by proved reserves.
7,000’ depth
Chaparral acreage
Field shutdown & plugging
Unit Statistics
OOIP (Mmbo) 121.8
Primary oil recovery (Mmbo) 21.2
Secondary oil recovery (Mmbo) 18.7
Cumulative gas recovery (Bcf) 255.1
Cumulative gas injection (Bcf) 142.5
Current gas-in-place (Bcf) 54.0
Gross reserves/well bcfe: 1.0
Gross CapEx / well $MM: $1.1
Company net acres: 9,520
Total seismic sq.mi.: 0
Avg working interest: 99%
Potential drill locations: 44
Total net CapEx $MM: $46.4
Wells planned 2008: 16
2008 net CapEx $MM: $15.6
Low-Risk Drilling Inventory

Cleveland Sand Play
Horizontal drilling
Tight sand play
8,300’ depth
Gross reserves/well bcfe: 1.6
Gross CapEx / well $M: $2.3
Company net acres: 6,600
Total seismic sq.mi.: 0
Avg working interest: 60%
Potential drill locations: 29
Total net CapEx $MM: $36.0
Wells planned 2008: 11
2008 net CapEx $MM: $14.0
2008 Well Locations
Drilling or Recent Completions
Sections with CELLC Interests
Sections with CELLC Deep Rights
Low-Risk Drilling Inventory

22
27
30
32
33 35
Carter County, OK
Gross reserves/well bcfe: 0.4
Gross CapEx / well $M: $0.7
Company net acres: 2,235
Total seismic sq.mi.: 0
Avg working interest: 79.4%
Potential drill locations: 106
Total net CapEx $MM: $99.6
Wells planned 2008: 20
2008 net CapEx $MM: $18.8
Fox Deese Springer Unit
Fox Deese Springer Unit
WI – 79.44% (operated property)
Size – 2,235 acres;  Depth – 3300’ – 5500’
Cum. Rec. – 14 mmbo (Primary & Secondary)
Producing zones - Deese, Sims, Hoxbar & Morris
Wells - 63 Producing, 46 Injection
Very Lenticular in nature, tighter sands
Upside Potential
ID drilling from 10 acre spacing to 5 acre spacing
Noble Energy began ID drilling the Milroy Deese Unit located 1 mile NW in 5/04. Production increased from 156 BOPD to 660
BOPD.
4 well pilot program completed; appx. 250 BO/Day
Identified 84 PUD locations. Over 100 locations available.
Upside from CO2 EOR
2008 Well Locations
Recently completed wells
5 Acre Infill Locations
Fox Deese Springer Fox Deese Springer
Sycamore Unit Sycamore Unit
Low-Risk Drilling Inventory

BELL CANYON SAND
CHERRY CANYON SAND
TUNSTILL FIELD
Delaware Basin
Multi-pay environment
3300-5200’ depth
Tunstill Field Play
Tunstill Field Play
Loving Co.
Reeves Co.
Gross reserves/well bcfe: 0.56
Gross CapEx / well $M: $0.825
Company net acres: 19,840
Total seismic sq.mi.: 10
Avg working interest: 100%
Potential drill locations: 292
Total net CapEx $MM: $240.3
Wells planned 2008: 10
2008 net CapEx $MM: $8.6
Low-Risk Drilling Inventory
2008 Well Locations
Recently Drilled Locations
Recently acquired --
10,920 acres
Existing Acreage  --
8,920 acres

PSL BLK 28
PSL BLK 29
PETRA 4/26/2007 9:53:06 AM
Haley Area Play
Haley Area Play
Bone Springs, Strawn,
Atoka and Morrow Play
(17,700’ depth)
Expensive wells
High production rates
Large reserve potential
Gross reserves/well bcfe: 4.8
Gross CapEx / well $M: $6.0
Company net acres: 3,840
Total seismic sq.mi.: 29
Avg working interest: 74%
Potential drill locations: 25
Total net CapEx $MM: $87.1
Wells planned 2008: 10
2008 net CapEx $MM: $33.6
Low-Risk Drilling Inventory
2008 Bone Springs Locations
2008 Deep Drilling Locations
Add’l Deep Drilling Locations
Drilling or Recent Completions
Chaparral Acreage

Granite Wash Sand Play
Washita County, OK
Low-Risk Drilling Inventory
Gunter 2H-14
Peters 2H-19
Kliewer #2-18H
Roxanne 1-17H
Granite Wash “A”, “B” &
“C” Zones
Horizontal drilling
12,000’ depth
Initial production rates:
3 – 5 mmcfpd &
200 – 500 BOPD
Gross reserves/well bcfe: 4.5
Gross CapEx / well $M: $7.0
Company net acres: 1,510
Avg working interest: 29.5%
Potential drill locations: 17
Total net CapEx $MM: $35.1
Wells planned 2008: 3
2008 net CapEx $MM: $8.96
Simpson 4-26H

Chaparral Energy

TEXAS
LOUISIANA
MISSISSIPPI
HOUSTON SALT DOME BASIN
MIOCENE TREND
EDWARDS STRAT-TREND
GIDDINGS/NORTH EDWARDS
L&N RR
20 sq.mi. Planned
OAKLEY DEEP
48 sq.mi.
YOAKUM GORGE
200 sq.mi.
SUGAR VALLEY
25 sq.mi.
HESTER DEEP
15 sq.mi.
BURNELL 3D
10 sq.mi.
WILCOX TREND
MESQUITE BAY
27 sq.mi. (+20 Planned)
ALBRECHT 3D
10 sq.mi.
M
PROPRIETARY SHOOT
41 sq.mi. (+59 Planned)
BL
25 sq.mi.
PADRE ISL 3D
125 sq.mi.
DOWNDIP EXPANDED FRIO TREND

Gulf Coast Plays
Gulf Coast Plays
27 sq.mi. + 15 sq.mi. planned
40 sq.mi. + 60 sq.mi. planned
Gross reserves/well bcfe: 4.5
Gross CapEx / well $MM: $2.2
Company net acres: 54,642
Total seismic sq.mi.: 545
Avg working interest: 78%
Potential drill locations: 45
Total net CapEx $MM: $96.5
Wells planned 2008: 14
2008 net CapEx $MM: $21.7
Large Active Prospects Large Active Prospects
Counties with CEI interests Counties with CEI interests
Exploratory Drilling Inventory

25 Enhanced Oil Recovery (EOR) Polymer CO 2

CHEMICAL FLOODING
(Polymer)

The method shown requires a preflush to condition the reservoir, the injection of a polymer solution for mobility control to minimize channeling, and a driving fluid (water) to move the polymer solution and resulting oil bank to production wells.

Mobility ratio is improved and flow through more permeable channels is reduced, resulting in increased volumetric sweep.

(Single 5-Spot Pattern Shown)

Injection Fluids
Injection Pump
Injection Well
Production Well
Oil
Driving Fluid (Water)
Fresh Water Buffer to Protect Polymer
Polymer Solution For Mobility Control
Additional Oil Recovery (Oil Bank)
Preflush to Condition Reservoir

26

Chaparral Energy

6
5
3
9
15
21
22
34
3
23
24
27
26
25
27
34
35
36

1
10 11
22
9
15
33
13 14
24
26 27
36
4
10
16
20
27 29
32 33
T27N-R6E
PETRA 5/1/2007 4:36:57 PM
North Burbank Unit
WI – 99.25% (operated property)
Size – 23,080 acres; Depth  - 3,000’
Cum. Recovery – 316 mmbo (primary & secondary
recovery)
Producing zone - Bartlesville Reservoir – 2 Tier
Wells - 237 producing, 160 injection, 555 TA Prod.
Upside Potential
Polymer EOR
Phillips instituted polymer EOR Program
from 1980 – 1986 as pilot area
1,440 Acres
Production increased from 500 BOPD to
1,200 BOPD
Shut down in 1986 due to low oil price
Phillips estimated an incremental oil
recovery for the polymer block A, 1,440
acre polymer pilot flood to be 2.36 mmbo
Calumet reinstituted  polymer flood on
320 acres;  $6 mm cost, 15 well pattern
Return 400 + wells to production
History shows 8 – 15 BOPD per well
C0
2
Enhanced Oil recovery
Infill drilling to tighter Bartlesville interval
Chaparral
Polymer Pilot
Phillips’ Polymer
Project
Enhanced Oil Recovery (EOR)

28 Enhanced Oil Recovery (EOR) Polymer CO 2

Substantial Upside with CO
2
Tertiary Recovery
CO
2
tertiary recovery projects Economics (4 proved reserve projects)
CO
2
project inventory
4 proved reserve projects
50 additional projects identified
$1.9 billion investment over the life
of these 54 projects
Represents 8% of planned 2008
capex
CO
2
pipelines
352 miles of existing line
Approximately 100 miles of
pipeline planned in 2008 and 2009
660 miles of additional CO
2
pipeline required for all 54 projects
$144.8 million investment
$374.2 million net cash flow
$161.2 million PV-10
3.6x ROI
49% IRR
As of 12/31/07

CARBON DIOXIDE FLOODING

This method is a miscible displacement process applicable to many reservoirs. A CO_2 slug followed by alternate water and CO_2 injections (WAG) is usually the most feasible method.

Viscosity of oil is reduced providing more efficient miscible displacement.

Production Well
Produced Fluids (Oil, Gas and Water) Separation and Storage Facilities
Injection Well
Water Injection Pump
Drive Water
CO2
Water
CO2
Miscible Zone
Oil Bank
Additional Oil Recovery
CO2 moves through formation mixing with oil droplets, expanding them and moving them to producing wells.
BARTLESVILLE ENERGY TECHNOLOGY CENTER
U.S. DEPARTMENT OF ENERGY

30 Co2 Pipeline Co2 Pipeline Original Oil in Place Recovered Original Oil in Place Recovered 12-15% Primary Recovery 15-20% Secondary Recovery 4-11% Enhanced Recovery

N.W. Camrick Unit
Camrick Unit
Perryton Unit

Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
Jan-19
Jan-20

Camrick Area CO
2
Tertiary Recovery
NW Camrick Unit, Perryton Unit and Camrick Unit: 8/8 Basis
Reservoir Morrow
Acreage 15,200
OOIP (Mmbo)  125.6
Primary oil recovery (Mmbo) 16.6
Secondary oil recovery (Mmbo) 13.1
Estimated tertiary CO2 recovery (Mmbo)
14.4
Camrick Area
Beaver & Texas Counties, OK
Contains 4% of Proved Reserves Contains 4% of Proved Reserves
Consists of three unitized fields Consists of three unitized fields
Operated with an average working interest of 54% Operated with an average working interest of 54%
CO CO
2 2
injection has improved gross production in injection has improved gross production in
Camrick Area from 175 Bbls/day to 1,507 Bbls/day Camrick Area from 175 Bbls/day to 1,507 Bbls/day
Expansion of CO Expansion of CO
2 2
injection operations is currently injection operations is currently underway and is expected to be implemented across underway and is expected to be implemented across all units all units
Actual vs. forecast oil production (BOPM) Overview
1,000
10,000
100,000
1,000,000
PHASE
1
PHASE 1+2
1+2+NP
1+2+NP+NW
1+2+NP+NW+3
ALL THREE UNITS
ACTUAL
Enhanced Oil Recovery (EOR)
Peak production estimated at 3,300 BOPD in Jan 2011

Carthage NE
NE Postle
Richland Center N
E Postle
Sturgis E
S Hovey
Eva NW
Rice NE
Rice SW
N Unity
S Mouser
SW Hooker
N Hardesty
Six Miles
TEXAS
BEAVER
OKLAHOMA
NW Camrick
Camrick Unit
Como
TEXAS
Spoony
Tillerson
Clementine
Brillhart
Winter
Perryton NW
Perryton N.
Farnsworth N.
Twin
Ergon
Smith Perryton
Share
SHERMAN
HANSFORD
Spearman
Farnsworth
Perryton W.
Spicer
Hansford (Marmaton)
LIPSCOMB
OCHILTREE
Hansford W.
Prairie
Morse
Collard
Hutchinson
Shirley
Arrington
Borger CO_2 Pipeline
HUTCHINSON
MOORE
ROBERTS
HEMPHILL
Panhandle 24
Agrium Borger Plant
Borger, TX

32 CO 2 Pipeline & Potential Tertiary Fields Interstate Unit Booker Fields Enhanced Oil Recovery (EOR)

Enhanced Oil Recovery (EOR)

CO_2 Development Potential

Hugaton Ethanol Plant
Interstate Unit
Carthage Unit
Arkalon Ethanol Plant
Oklahoma Ethanol Plant
Postle Morrow Unit
Camrick Unit
Booker
Units
Burbank Field
Koch Industries Fertilizer Plant
Transpetco P/L 12"
Booker P/L 8"
Woodward Plant
Enid/Purdy CO2 P/L 8"
Agrium Borger Plant
AMARILLO
Velma Units
Chaparral CO2 Pipelines
Proposed Chaparral Pipelines
Third Party Pipelines
CUM RECOVERED 1-3 MMBO
CUM RECOVERED 3-5 MMBO
CUM RECOVERED 5-10 MMBO
CUM RECOVERED 10+ MMBO

33

Chaparral Energy

CO$_2$-EOR Technically Recoverable Resource Potential From Six Areas Assessed				
Basin/Area	No. Large Favorable Reservoirs Assessed	All Reservoirs (Six Areas Assessed)		
		OOIP* (Billion Barrels)	ROIP** (Billion Barrels)	Technically Recoverable (Billion Barrels)
California	88	83.3	57.3	5.2
Gulf Coast	205	60.8	36.4	10.1
Oklahoma	63	60.3	45.1	9.0
Illinois	46	9.4	5.8	0.7
Alaska	32	67.3	45.0	12.4
Louisiana Offshore (Shelf)	99	28.1	15.7	5.9
Total	**533**	**309.2**	**205.3**	**43.3**

** Original oil in place, in all reservoirs in basin/area; ** Remaining oil in place, in all reservoirs in basin/area*
Source: Advanced Resources International

34 Oklahoma EOR Potential U.S. Dept of Energy - Office of Fossil Energy (April 2005) Enhanced Oil Recovery (EOR)

35 Agenda Transaction Summary Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Edge Petroleum
High quality, concentrated, gas-oriented
asset base focused in:
South Texas
Southeast Texas
Mississippi Interior Salt Basin
Southeast New Mexico
Fayetteville / Moorefield Shale
Growth driven by drill-bit and select
acquisitions
Balanced portfolio of low-to-moderate risk
development projects and higher risk/higher
reward opportunities
Extensive 3D seismic inventory and ongoing data
acquisition and reprocessing program
Poised for growth with sizeable inventory
of projects
118 “Drill Ready” projects
83 Bcfe of PDNP and PUD reserves
PDNP: 232 projects in 150 wells
PUD:  62 projects in 56 wells
Large exploration portfolio
Reserves as of 12/31/2007
(1)
Proved Reserves Profile
S TX
81%
SE TX
4%
Other
5%
NM
5%
MS
5%
PDP
49%
PUD
23%
PDNP
28%
Category
Oil
29%
Gas
71%
Mix
Region
(1) Proved reserves estimates prepared by Ryder Scott and Von Gonten.
Area PDP PDNP PUD
Total
Proved
South Texas 68.4 33.1 32 133.5
Southeast Texas 4.2 0.5 1.4 6.1
Southeast New Mexico 2.8 3.8 0.8 7.4
Mississippi 3.7 2.3 3.0 9.0
Other 1.1 6.1 0.2 7.4
  TOTAL 80.2 45.8 37.4 163.4

Ouachita
Uplift
Midland
Basin
Delaware
Basin
Val Verde
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Basin
Arkoma
Basin
Fort
Worth
Basin
Sabine
Uplift
North Texas
Reserves:  18.6 Bcfe, 2% of total
Production1: 3.8 mmcfe/d, 2% of total
Rocky Mountains
Reserves:  22.4 Bcfe, 2% of total
Production1: 2.6 mmcfe/d, 2% of total
Ark-La-Tex
Reserves:  29.2 Bcfe, 3% of total
Production: 5.3 mmcfe/d, 3% of total
Oklahoma City
Combined Company Total
2007 year-end proved reserves – 1,150 Bcfe
2007 average daily production – 172 mmcfe
Mid-Continent
Reserves: 757.4 Bcfe, 66% of total
Production: 72.1 mmcfe/d, 42% of total
Permian Basin
Reserves:  115.7 Bcfe, 10% of total
Production1: 20.4 mmcfe/d, 12% of total
Combined Assets
Core area
Growth area
Acreage
Field offices
Headquarters
Edge Assets
Gulf Coast
Reserves:  191.1 Bcfe, 17% of total
Production: 64 mmcfe/d, 37% of total
Mississippi Salt
Reserves:  9.0 Bcfe, 1% of total
Production: 2.4 mmcfe/d, 1% of total
Gulf Coast Becomes CPR’s Third Core Area
* Totals include 6.8 Bcfe of reserves and 1.9 mmcfe of daily production from areas other than presented.

2007 Pro Forma Reserves and Production by Area
Edge Reserves Pro Forma Reserves Chaparral Reserves
Edge Production
Chaparral Production Pro Forma Production
South Texas
91%
Mississippi &
Other
4%
Permian
5%
South Texas
85%
Permian
5%
Mississippi &
Other
10%
Mid-Continent
82%
Gulf Coast
5%
Permian
11%
Rocky
Mountains
2%
Gulf Coast
9%
Permian
15%
Rocky
Mountains
2%
Mid-Continent
74%
Mid-Continent
42%
Gulf Coast
37%
Other
9%
Permian
12%
R/P: 7.3 years R/P: 24.3 years R/P: 18.3 years
Reserves and production based on 2007 year-end data
163 Bcfe
Proved
Reserves
987 Bcfe
Proved
Reserves
1,150 Bcfe
Proved
Reserves
61
mmcfe/d Net
Production
172
mmcfe/d Net
Production
111
mmcfe/d Net
Production
Permian
10%
Other
7%
Gulf Coast
17%
Mid-Continent
66%

39 Agenda Transaction Summary Chaparral Overview Chaparral Strategy and Project Review Review of Edge Petroleum Merger Financing

Edge current
29.9mm basic common shares outstanding
$5.31 / share
$158.8mm market cap
Transaction overview
Sources and Uses ($ millions)
1
Based on existing market cap of EPEX as of 7/18/2008 ($5.31 closing share price with fully diluted shares outstanding of 29.9 Million).
2
Secured by $1.0 Billion Conforming Borrowing Base; Availability at close of $414.1 Million.
3
Edge cash on hand and debt outstanding as of March 31, 2008.
Effect on Common Shareholders
No change of control
Bonds remain outstanding
Effect on Chaparral HY Debt
Committed borrowing base of $825 mm
$1,000 mm borrowing base available with additional hedges
Pro forma availability as of March 31, 2008 = $414 mm
Effect on Bank Debt (JP Morgan led)
Edge pro forma
7.5mm basic common shares outstanding
Total pro forma Chaparral share count: 53.0mm
Equal to 14% of combined common equity
$21.17 / share
$158.8mm market cap
Implied pro forma market cap of $1,134mm
1 : 0.2511
Exchange
Ratio
1
Implied full share price based on July 18, 2008 closing price. Actual values will depend on trading of Chaparral common stock following the closing of the merger.
Sources Uses
Common Stock Exchange¹
$158.8
Common Stock Exchange¹
$158.8
New Chaparral Series A Preferred Stock
143.8
Existing Edge Preferred Stock
143.8
Private Placement of Series B Preferred Stock
150.0
Refinance Existing Edge
Debt 238.3
$1.2 Billion Senior Secured Revolver2
585.9
Refinance Existing Chaparral Debt
469.0
Edge cash on hand
3
5.5
Other Liabilities
10.0
Transaction Costs
24.1
Total Sources $1,044.0 Total Uses $1,044.0
1
3

Terms of Related Preferred Stock
1
(1) The data provided above is a brief overview.  For specific terms and conditions for the named securities please review the individual certificate of designation and
Chaparral’s Form 8-K, filed July 15, 2008.  (2) Subject to reduction for equity issuances below the conversion price
Terms EPEXP CPR Series A CPR Series B
Face Amount ($MM)
$144 $144 $150
Coupon 5.75% 5.75% 6.50%  (8.0% PIK)
Tenor Perpetual Perpetual 11 years
Initial Conversion Price $16.56 $65.95 $21.97
(2)
# of common converted to (MM)
8.68 2.18 6.83
Redemption Rights
Limited Limited Yes
Forced Conversion Rights
After Jan 2010 at
130% premium to
conversion price
After two years from
issue after meeting
certain conditions
Voting Rights Generally none Generally none
Equal to common, except
in terms of board
selection
Board Representation None None One board seat
Timing
Exchanged at closing
to Series A
Issued at closing in
exchange for EPEXP
Issued at closing
Holders Publicly traded Will be publicly traded Magnetar Capital

Chaparral’s Approach to Valuing Edge
Conducted a thorough analysis of Edge Petroleum’s asset base, including:
Completed an independent net asset valuation of all existing properties
Extensive analysis of corporate and asset transaction comparables in
Edge’s primary areas of operation
Completed analysis of Edge’s trading comparables
Considered relative contribution of reserves, production, cash flow and net asset value
Agreed to 86% / 14% split based upon the following:
Relative cash flow metric weighting
Identified upside potential
Potential to access public equity markets

Asset overview
Production (Bcfe)
¹As of July 1,2008: Chaparral YTD production based on 111 mmcfe/d first quarter and 117 mmcfe/d second quarter average production levels; Edge YTD production based on 48 mmcfe/d average production.  Year-to-date (YTD) production is based on first quarter
2008 reported volumes and forecasted volumes for second quarter 2008.
2007 YE Proved Reserve, PV10 and EBITDA
2008 Chaparral Cost Guidance
LOE  ($/Mcfe)                $2.55 - $2.60
G&A ($/Mcfe)                $0.52 - $0.56
2007 1Q08 YTD¹ 2008e
Chaparral 40.5 10.1 20.7 43 - 45
Edge 24.1 5.4 9.7 17 - 18
Total Production 64.6 15.5 30.4 60 - 63
Reserves
(Bcfe)
PV-10
($mm)
EBITDA
($mm)
Chaparral 987 $2,672 $197
Edge 163 610 113
Total 1,150 $3,282
Combined R/P 18.3 - -
EBITDA is a non-GAAP measure and a reconciliation to the GAAP measure can be found in the Chaparral
Form 8-K, filed April 1, 2008 and the Edge Form 10-K, filed on March 31, 2008.  Chaparral and Edge have a different methodology to calculating EBITDA

Growth Drivers / 2008 Capex Breakout
Organic Growth ($mm)
Development Drilling
Mid-Continent $95
Permian Basin $44                   $3
Gulf Coast $18   $30
Other $25
Total Development Capex $215
Exploratory Drilling
Mid-Continent & Other $5                     $5
Permian Basin $5   $7
Gulf Coast $18 $20
Total Exploratory Capex $60
Enhanced Growth
EOR Projects /CO2 Infrastructure $22                  $0
$22
Planned Acquisition Growth
Minor Acquisitions $37 $0
$37
2008 Combined Oil & Gas Capex Budget
$334 mm
Chaparral Edge Combined

Chaparral’s View of the Value Proposition for
Edge Shareholders
Predictable production profile with potential to achieve sustained production and reserve growth
Low-risk portfolio with large asset base from multiple regions
Greater access to capital
Long-term growth potential through EOR assets
Retaining exploratory upside
Potential multiple expansion

46 Chaparral Headquarters